CONSENT OF INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statement on: (a) Form S-8 (333-94995) pertaining to the 1996 CSI Stock Option Plan, the 1999 Section 3(i) Share Option Plan, the 1999 Employee Stock Purchase Plan and the 1999 Non-Employee Directors Stock Option Plan of Commtouch Software Ltd.;(b) Form F-3 (333-89773) pertaining to the resale of 2,052,051 ordinary shares of Commtouch Software Ltd. by Vulcan Ventures Incorporated, InfoSpace (formerly "Go2Net, Inc.") and Microsoft Corporation and a warrant exercisable for 1,136,000 ordinary shares of Commtouch Software Ltd. by InfoSpace; and (c) Form F-3 (333-46192) pertaining to the sale by Commtouch Software Ltd. of 4,000,000 of its ordinary shares; (d) Form S-8 (333-65532) pertaining to the 1999 Employee Stock Purchase Plan, the 1999 Non-Employee Directors Stock Option Plan and the Wingra Technologies, LLC 1998 Unit Option Plan; and (e) Form F-3 (333-68248) pertaining to the resale of 1,406,612 ordinary shares of Commtouch Software Ltd. by investors in Wingra, of our report dated February 27, 2002 with respect to the consolidated financial statements and schedule of Commtouch Software Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2001.

                                         Yours truly,


Tel-Aviv, Israel                         KOST, FORER and GABBAY
April 26, 2002                           A Member of Ernst & Young International